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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
================================================================================

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                      1-134                    13-0612970
        --------

     State or Other              Commission File              IRS Employer
     Jurisdiction of                 Number                Identification No.
    Incorporation or
      Organization


                 4 Becker Farm Road
                Roseland, New Jersey                          07068
                --------------------                          -----
        Address of Principal Executive Offices               Zip Code

       Registrant's telephone number, including area code: (973) 597-4700
                                                           --------------

                                 Not applicable
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Item 8.01

ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

See Item 8.01

ITEM 8.01 OTHER EVENTS

         On March 1, 2005, the Audit Committee of the Board of Directors of Curtiss-Wright Corporation concluded that the previously issued financial information contained in the Company's Press Release dated February 3, 2005, announcing the Company's 2004 fourth quarter and year end financial results, require revision and should no longer be relied upon. The Company has determined to increase its environmental reserves by $4.4 million for estimated future remediation costs that had not been included in previously reported information.

         The Company expects to file its 2004 Form 10-K within the 75 day filing period. The decision to revise the financial statements was made by the Audit Committee of the Board of Directors and the Board of Directors in consultation with the Company's management. The Audit Committee has discussed the matter disclosed in this report with Deloitte & Touche, the Company's independent registered public accounting firm.

         A copy of the Company's March 1, 2005 press release with respect to these accounting corrections is attached as Exhibit 99.1 and is incorporated by reference into this Item 4.02

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Press Release dated March 1, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


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                                                 CURTISS WRIGHT CORPORATION


                                                 By: /s/ Glenn E. Tynan
                                                    --------------------
                                                         Glenn E. Tynan
                                                         Vice-President and
                                                         Chief Financial Officer


Date:  March 3, 2005

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                                  EXHIBIT INDEX

 Exhibit                                  Description
 Number

99.1                            Press Release, dated March 1, 2005.


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